SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

Date of Report (earliest event reported): January 26, 2006

                         NEWTEK BUSINESS SERVICES, INC.
                         ------------------------------
        (Exact name of small business issuer as specified in its charter)

           New York                      001-16123                11-3504638
-------------------------------       ----------------       -------------------
(State or other jurisdiction of       (Commission file        (I.R.S. Employer
incorporation or organization)             number)           Identification No.)

462 Seventh Avenue, 14th floor, New York, NY                            10018
--------------------------------------------                          ---------
(Address of principal executive offices)                              (Zip Code)

Issuer's telephone number, including area code: (212) 356-9500
                                                ---------------

                              Newtek Capital, Inc.
                              --------------------
                                  (Former Name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

Newtek Business Services Inc. today announced that the agreement between its subsidiary, AMS Payment Services Inc. and Citicorp Payment Services Inc., a subsidiary of Citibank N.A., to market merchant payment processing services to Citibank Financial Center customers in three metropolitan areas has been terminated due to the sale by Citibank of its merchant card processing platform to a third party. The effect of this change on the company's business has already been reflected in the earning guidance for the fourth quarter of 2005 and for 2006 provided to investors and financial analysts.

In addition, Newtek Business Services, Inc. also announced that it had entered into an alliance agreement with three major small and medium-sized business trade organizations in the New York Metropolitan area, the United Restaurants of New York, The Retail Group of New York and The Wholesale Group of New York, with a combined total of about 2,300 member businesses. Newtek and its affiliated operating companies will make available to these business members Newtek's suite of financial and business products: small business lending, merchant electronic card processing, insurance, web site hosting services and others. A copy of the press release is attached as Exhibit 99.1.

On January 18, 2006 Newtek Business Services, Inc. announced that it had entered into an alliance agreement with the National Physicians Care, Inc., a national association providing goods and services to a membership of over 2,200 healthcare practices and approximately 5,000 physicians. A copy of the press release is attached as Exhibit 99.2.

ITEM 9.01 Financial Statements and Exhibits

Exhibit 99.1 Press Release, January 26, 2006: Newtek Business Services, Inc. Enters Into Strategic Alliance with New York Service Organizations

Exhibit 99.2 Press Release, January 18, 2006: Newtek Business Services, Inc., Signs Exclusive Agreement with National Physicians Care, Inc.

                                   SIGNATURES

      In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        NEWTEK BUSINESS SERVICES, INC.


Date: January 26, 2006                  /s/ Barry Sloane
                                        ----------------------------------------
                                        Barry Sloane
                                        Chairman of the Board, Chief Executive
                                        Officer, and Secretary